UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 13, 2002

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 3 pages.

ITEM 9. REGULATION FD DISCLOSURE

BB&T Corporation (“BB&T”) is furnishing herewith the Statements Under Oath of its Principal Executive Officer and its Principal Financial Officer Regarding Facts and Circumstances Related to Exchange Act Filings as Exhibit 99.1 and Exhibit 99.2, respecitvely. These statements were completed on August 12, 2002, and delivered to the United States Securities and Exchange Commission pursuant to the Commission’s Order No. 4-460 on August 13, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1	STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

Exhibit 99.2	STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

Exhibit 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE
ACT FILINGS

I, John A. Allison, IV, state and attest that:

1.	To the best of my knowledge, based upon a review of the covered reports of BB&T Corporation, and, except as corrected or supplemented in a subsequent covered report:

•

no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•

no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

2.	I have reviewed the contents of this statement with BB&T's Audit Committee.

3.	In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

•	Annual Report on Form 10-K of BB&T Corporation for the year ended December 31, 2001, which was filed on March 15, 2002;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of BB&T Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

   /s/ John A. Allison, IV

Subscribed and sworn to
John A. Allison, IV

Chairman and Chief Executive Officer	before me this __12th___ day of

BB&T Corporation	August 2002.

August 12, 2002	/s/ Sandra B. Lewis

Notary Public

My Commission Expires:

May 29, 2007

Exhibit 99.2

STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE
ACT FILINGS

I, Scott E. Reed, state and attest that:

1.	To the best of my knowledge, based upon a review of the covered reports of BB&T Corporation, and, except as corrected or supplemented in a subsequent covered report:

•

no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•

no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

2.	I have reviewed the contents of this statement with BB&T's Audit Committee.

3.	In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

•	Annual Report on Form 10-K of BB&T Corporation as of and for the year ended December 31, 2001, which was filed on March 15, 2002;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of BB&T Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

   /s/ Scott E. Reed

Subscribed and sworn to
Scott E. Reed

Senior Executive Vice President and	before me this 12th day of

Chief Financial Officer	August 2002.

BB&T Corporation	/s/ Sandra B. Lewis

August 12, 2002	Notary Public

My Commission Expires:
May 29, 2007

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ SHERRY A. KELLETT

                                                                                Sherry A. Kellett
                                                                                Senior Executive Vice President and Controller
                                                                                (Principal Accounting Officer)

Date:       August 13, 2002